
DIGINEX
The next wave of exchange is here

Disclaimer

This Presentation ("Presentation") is prepared by Diginex Limited ("Company") in connection with the proposed acquisition of the Company by 8i Enterprises Acquisition Corp ("JFK") from the stockholders of the Company in exchange for JFK ordinary shares as described in this document. The Presentation is provided for information purposes only and is a summary only of certain key facts and Company plans. This Presentation does not constitute an offer or solicitation or form part of an offer or solicitation of any kind to anyone in any jurisdiction in relation to any securities or other regulated products or services. Without limitation, the Presentation does not constitute an offer or solicitation to make use of any services provided by the Company, and neither this Presentation nor anything contained in it will form the basis of any contract or commitment whatsoever.The contents of this Presentation have not been reviewed by any regulatory authority in any jurisdictions. You are advised to exercise caution in relation to any offer to invest in the Company. If you are in any doubt about any of the contents of this Presentation, you should obtain independent professional advice. In Hong Kong, no securities of the Company may be offered to the public unless a prospectus in connection with the offering for sale or subscription of such securities has been authorized by the Stock Exchange of Hong Kong Limited for registration by the Registrar of Companies in Hong Kong under the provisions of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap.32 of the Laws of Hong Kong), and has been so registered, unless a relevant exemption applies. This Presentation has not been registered by the Registrar of Companies in Hong Kong pursuant to the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Chapter 32) of the Laws of Hong Kong ("CWMO"). Statements contained herein as to the content of any agreement or other document are summaries and, therefore, are necessarily selective and incomplete and are qualified in their entirety by the actual agreements or other documents. We do not expect to update or otherwise revise this Presentation or other materials supplied herewith. The delivery of this Presentation at any time does not imply that the information contained herein is correct as of any time subsequent to the date of this Presentation. This Presentation may not be reproduced or used for any purpose other than for the recipients' information. Each recipient of this Presentation agrees that all information contained herein is of a confidential, material non-public nature, that it will treat such information in a confidential manner and that it will not, directly or indirectly, use or disclose, or permit its agents or affiliates to use or disclose, any such information without the Company's prior written consent. By accepting this Presentation, you agree that you will not trade any securities based on the information contained herein and you acknowledge that trading on material non-public information may subject you to significant civil and criminal penalties under applicable securities laws. No reliance may be placed for any purpose whatsoever on the information contained in this Presentation or any assumptions made as to its completeness. Any indications of value are for illustrative purposes only and actual values could differ materially.No representation or warranty, express or implied, is given by the Company, any of its subsidiaries or any of their respective advisers, officers, employees or agents, as to the accuracy, reliability or completeness of the information or opinions contained in this Presentation or in any revision of the Presentation or of any other written or oral information made or to be made available to any interested party or its advisers and no responsibility or liability is accepted (and all such liability is hereby excluded for any such information or opinions). No responsibility is accepted for any errors, misstatements in or omissions from this Presentation or for any loss howsoever arising, directly or indirectly, from any use of this Presentation or its contents.The Presentation contains forward-looking statements' within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intent", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Presentation. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; our performance; specific economic conditions in the United States; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; modifications or adjustments to our financial statements as a result of applicable securities laws; disruptions to business due to the novel coronavirus pandemic (COVID-19); and general economic conditions. Actual results may differ materially from those contained in the forward-looking statements in this communication and documents filed with the U.S. Securities and Exchange Commission. We undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of this communication. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company and its subsidiaries intend to operate in full compliance with applicable laws and regulatory and with applicable laws and regulations and obtain the necessary licenses and approvals in key markets. Regulatory licenses and/or approvals are likely to be required in in a number of relevant jurisdictions in which relevant activities may take place. It is not possible to guarantee, and no person makes any assurances, that any such licenses or approvals will be obtained within a particular timeframe or at all. This means that activities of the Company may not be available in certain markets.The information and opinions contained in this Presentation are provided as at the date of this Presentation and are subject to change without notice.Other than those of Diginex, all names, trademarks and logos shown on the presentation and used in the materials herein belong to their respective owners. Nothing contained on this presentation or used in the materials should be construed as granting, by implication, estoppel, or otherwise, any right or license to use any names, trademarks, or logos displayed on the presentation or used in the material without the written permission of such third party.8i Enterprises Acquisition Corp, a British Virgin Islands business company ("JFK"), Diginex Limited, a Singapore public company limited by shares ("Singapore NewCo"), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company ("BVI NewCo"), and Diginex Limited, a Hong Kong company ("Diginex"), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of JFK ordinary shares in respect of the proposed transactions described herein (the "Business Combination"). Information about JFK's directors and executive officers and their ownership of JFK's ordinary shares is set forth in JFK's Prospectus, dated March 27, 2019, and Quarterly Report on Form 10-K, dated December 10, 2019, filed with the Securities and Exchange Commission (the "SEC"), as modified or supplemented by any Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus included in the Registration Statement on Form F-4/A jointly filed by Singapore NewCo and JFK pertaining to the Business Combination (the "Form F-4"). These documents can be obtained free of charge from the sources indicated below.In connection with the Business Combination described herein, Singapore NewCo has filed the Form F-4, which includes and serves as a proxy statement/prospectus for JFK's shareholders. JFK has mailed the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement. INVESTORS AND SECURITY HOLDERS OF JFK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT JFK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JFK, SINGAPORE NEWCO, BVI NEWCO, DIGINEX AND THE BUSINESS COMBINATION. The definitive proxy statement/prospectus and other relevant materials in connection with the Business Combination, and any other documents filed by JFK with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to 8i Enterprises Acquisition Corp, 6 Eu Tong Sen Street, #08-13 The Central, Singapore.

The future of finance is digital

DIGINEX

The internet has created disruption across every industry, giving rise to numerous "unicorns"

	amazon	Uber	airbnb
Industry	Retail	Transport	Hospitality
Founded	1994	2009	2008
Valuation	**$1.2tn**(1)	**$45bn**(1)	**$26bn**(4)
Penetration	5% of all US retail spend(2)	Less than 1% of US passenger rides(3)	8% of US short term rentals(5)

1. As per Bloomberg, May 6, 2020.
2. Reported August 8, 2018 by Bloomberg in the article "Amazon Captures 5 Percent of American Retail Spending. Is That a Lot?"
3. Reported April 11, 2019 by Uber Technologies in the company's S-1 filing to the SEC
4. Reported April 9, 2020 by Forbes article "Airbnb's New Billion-Dollar Deal Signals Confidence in Recovery"
5. Reported April 11, 2018 by Hotel Appraisers & Advisors in the article "Airbnb's Market Share of U.S. Lodging Demand"

DIGINEX

We are **yet** to see the financial markets disrupted to the same extent…



Global Lodging Hospitality
$1.6tn(1)
airbnb
Global Passenger Transportation
$5.7tn(2)
Uber
Global Retail
$25tn(3)
amazon



Equity
$85tn(4)
Debt
$100tn(5)
Derivatives
$544tn(6)
DIGINEX

Global market size

1. Reported February 11, 2019 by Deloitte in the report "2019 US Travel and Hospitality Outlook"
2. Reported April 11, 2019 by Uber Technologies in the company's S-1 filing to the SEC
3. Reported June 27, 2019 by eMarketer in the report "Global Ecommerce 2019"
4. Reported December 17, 2018 by SIMFA in the report "2019 Outlook, Trends in the Capital Markets"
5. Reported December 17, 2018 by SIMFA in the report "2019 Outlook, Trends in the Capital Markets"
6. Reported May 2, 2019 by BIS in the report "OTC Derivatives statistics at end-December 2018"

"By 2027, >$13tn will be stored on blockchain networks

- World Economic Forum[(1)] and OECD[(2)] estimates

Diginex is a blockchain-enabled financial services company, that plans to provide regulated infrastructure to enable institutional participation in this new asset class

1. Reported in September 8, 2015 by The World Economic Forum in the report "Deep Shift Technology Tipping Points and Societal Impact"
2. OECD Real GDP long-term forecast, https://data.oecd.org/gdp/real-gdp-long-term-forecast.htm#indicator-chart

Diginex is delivering regulatory-focused, institutional-quality infrastructure for digital assets


DIGINEX
Market Infrastructure for Digital Assets
Exchange
SG(1)
JER
Custody
UK
SG
Capital Markets
UK
JP
SG
HK
Dubai
Asset Management
HK
CH
JER
EQUOS
DIGIVAULT
Diginex Capital
Bletchley Park
ASSET MANAGEMENT

- Regulatory license, oversight, approval, exemption or partnership in place
- Application for license in process or partnership being finalized

1. Applicable only to virtual currency exchange

Bringing complex derivative expertise to a new asset class

Market Infrastructure For Digital Assets

Capital Markets
Investment banking services that leverages blockchain technology for the issuance and distribution of digital assets

Exchange
Virtual currency exchange (current) and digital securities exchange (future)

Custody
Secure cold and warm solutions validated against UK government backed standards

Executive Committee members and business leaders with strong derivative background include:



MIZUHO

Miles Pelham
FOUNDER & CHAIRMAN

Former Global Head of Convertible Bonds at Mizuho



UBS

Chi-Won Yoon
CHAIRMAN OF ASIA

Former Vice-Chairman of UBS Wealth Management, CEO of UBS AG, Asia Pacific



UBS

Shane Edwards
HEAD OF INVESTMENT PRODUCTS

Former Global Head of Structured Products for UBS - The world's largest structured product house



NOMURA

Richard Byworth
CHIEF EXECUTIVE OFFICER

Former Managing Director and Head of Multi-strategy Sales at Nomura



NOMURA

Neil Sheppard
COO, FINANCIAL SERVICES

Former Managing Director and Global Head of Equity-linked Research and Trading at Nomura



NOMURA

Jean El-Khoury
HEAD OF TRADING

Former Managing Director and Head of Equity Trading Asia ex-Japan at Nomura

DIGINEX

EQUOS

Introduction to EQUOS Exchange

A Diginex Group Platform

“ EQUOS is a regulatory-focused, institutional-quality virtual currency spot and derivative exchange ”

Professional investors and traders require an exchange that …

- ✓ Is regulated in a credible financial services jurisdiction
- ✓ Trades with vetted, trusted counterparties
- ✓ Allows segregation of duties and sub account functionality
- ✓ Offers proper derivative infrastructure
- ✓ Maintains highest security and compliance standards

Diginex has designed and is seeking to deliver the next generation of virtual currency exchange with infrastructure that is expected to enable institutional adoption of digital assets

Approved to operate in a credible jurisdiction[(1)]	✓
FIX API 4.4 and Low latency matching engine	✓
Managed Accounts[(2)]	✓
Segregation of Duties	✓
Derivative Settlement Solution[(2)]	✓
Cross Asset Collateralization[(2)]	✓

Providing the platform for growth in derivatives and structured products, by offering the full-suite of solutions which are commonplace in the traditional financial services industry

1. EQUOS is benefiting from an exemption to operate under Singapore's Payment Services Act, with full license application under preparation. Credible jurisdiction refers to countries which are members of the Financial Action Task Force ("FATF")
2. Under development

EQUOS intends to be the platform of choice for professional investors

Regulated and Transparent

Regulatory-focused with a full suite of best-in-class compliance solutions for onboarding, deposits and withdrawals to ensure that our ecosystem **mitigates risk of financial crime**

Provided an exemption to operate under Singapore's Payment Services Act, with full license application under preparation. A focus on KYC / AML and strong market surveillance

Next Generation Performance

Our **institutional-grade FIX API covers 4.4 and CCTX** with a senior connectivity team

Matching engine tested to process +3 million orders a second, and latency below 1 millisecond

Co-location* options for proximity to EQUOS trading infrastructure

Enhanced Capital Efficiency & Liquidity

We believe the platform will deliver products and solutions that facilitate efficient allocation of capital, with retail and institutional participation

Portfolio margining, a range of settlement options, robust treasury management, **multi-currency collateral margining***

Significant retail investor reach and traditional financial market participants

Institutional Infrastructure

The unique design of our accounts structure enables sub-accounts functionality for each institutional client, offering **a customized experience**

Segregation of duties, sub accounts: Entity / Member account structures and managed accounts*

Secure & Trusted

Full penetration testing of the Exchange completed by NCC Group, a cybersecurity acclaimed third party

Segregated cold and warm custody solutions anticipated to provide the **confidence to entrust** digital assets to our exchange

Cyber Essentials Plus certified custody solutions that have been validated against UK government backed standards with high-grade security protocols and processes from Digivault*

* Under development

Public launch to institutional and individual clients in May


EQUOS
Institutional
Individual
TestNet
About us
Support
Get Started
Login
Digital currency exchange
for the real world.
Introducing EQUOS, a trusted institutional-grade digital currency exchange built for professional and sophisticated investors alike.
Get Started
Log in to EQUOS
Email
Enter email address
Password
Enter password
Show
Forgot Password
Log in
Don't have an account?
Built for
professional investors
Designed for
everyone
MacBook Pro

Robust KYC / AML procedures



EQUOS
About Us
Help
Sign Out
Basic Info
Detailed Info
Documents
Please verify your identity
Select the type of document you wish to upload.
Please upload the actual, valid document. Photocopies will not be accepted.
Passport
Face photo page
Driver's License
Front and back
Identity Card
Front and back
Powered by onfido
MacBook Pro

Institutional-grade FIX API that covers 4.4 and CCTX



EQUOS
TRADING
FUNDS
SUPPORT
NEWS
ACCOUNT MANAGEMENT
PROFILE
SECURITY
API ACCESS
API Access
Generate an API private key provides access to markets and real-time trading services on Diginex Exchange via a third-party site or application.
Enter 2-Factor Authentication code
6 0 2 9 1 7
Cancel
Confirm
kevindurant1
1000000817
MacBook Pro

EQUOS

Sub-Account functionality enabled for institutional clients


EQUOS
TRADING
FUNDS
SUPPORT
NEWS
Account Management
Entity
Exchange Accounts
Users
Create Account
Account Name ABC
ACTIVE
Manage Member
Manage Account
Daily Withdrawal Limit
$12,345,678.00
Monthly Withdrawal Limit
$12,345,678.00
Monthly Deposit Limit
$12,345,678.00
Currencies
BTC
ETH
USD
Andy Serkin
Benjamin Rougeland
Christopher Landsvon
Damien Parkinson
View More
Account Name ABC
ACTIVE
Manage Member
Manage Account
Daily Withdrawal Limit
$12,345,678.00
Monthly Withdrawal Limit
$12,345,678.00
Monthly Deposit Limit
$12,345,678.00
Currencies
BTC
ETH
USD
MacBook Pro

Low latency matching engine delivering next generation performance



EQUOS
Exchange Account Name
ETH/USDT
TRADING
FUNDS
SUPPORT
NEWS
Wallet Balance
Instrument
BTC
Balance
323.191347
Available Balance
322.191347
Deposit
Transfer
Order Form
Buy
Sell
MARKET
LIMIT
STOP
Amount
25%
50%
75%
100%
ETH
PLACE BUY ORDER
ADVANCED
Hidden
Reduce Only
TIME IN FORCE
Order book
Market Size
Price (USD)
USDT SPREAD 0.03
Card Title
Trading View
Price Chart
Indicators
Save
Open Order
All
Open
Cancelled
Positions
Transfer
Side
Symbol
Type
Size
Filled
Fee
Price
Time
Status
Order ID
CANCEL ALL
ETH/BTC
Limit
2020-02-25 02:02:37
open
CANCEL
MacBook Pro

Product Roadmap

EQUOS Launch

- BTC / USD, BTC / USDC
- ETH / USD, ETH / USDC
- Low latency matching engine
- Fix 4.4 API
- Managed Accounts*

Future Products

- Digital Asset daily fix on BTC / USD for settlement of digital asset derivatives
- Multi-currency cross collateral margining
- Perpetual Swaps on BTC / USD
- Perpetual Swaps on ETH / USD
- Full Portfolio-Level margining
- Physical BTC futures priced in USD
- Issuance of a monthly roll price
- Full range of option strikes and maturities
- Full volatility surface will allow for VBTC and Variance products

* Under development

Significant experience in building and operating exchanges

Management



Andre Pemmelaar
CHIEF COMMERCIAL OFFICER
Liquid



Ray Hennessey
CHIEF TECHNOLOGY OFFICER
Liquid



James Reed
CHIEF OPERATING OFFICER
Goldman Sachs

Client Acquisition



Adam Choi-Townsend
HEAD OF SALES, EXCHANGE
BT



Sanjeev Jayakumar
VICE PRESIDENT SALES, EMEA
citi



Joel Geier
HEAD OF CONNECTIVITY
Standard Chartered

Product Design



Jean El-Khoury
HEAD OF TRADING
NOMURA



Neil Sheppard
COO, FINANCIAL SERVICES
NOMURA



Shane Edwards
HEAD OF INVESTMENT PRODUCTS
UBS

DIGIVAULT

Introduction to Custody

A Diginex Group Company

“A trusted, and industry-accredited custodian with secure cold and warm solutions validated against UK government backed standards”



DIGIVAULT
KELVIN

Launched in 2019, Kelvin is a secure, industry certified, cold storage solution for digital assets[1] operated from inside the vaults of leading bullion storage provider Malca-Amit, providing a globally scalable service.

Kelvin hardware and the private keys securing client assets are stored alongside traditional physical assets such as gold and silver.

DIGIVAULT
HELIOS

Launched in early 2020, Helios is Digivault’s warm custody solution[1] that is designed to provide high-grade live secure storage.

Helios delivers logical protection against key duplication and / or theft, hardware protection of networks and secured within multiple high-grade data centres operated by a third-party vendor.

DIGIVAULT

1. Applicable only to virtual currency

Digivault has a team with extensive experience of delivering secure, end-to-end IT solutions to the financial services, security and defence sectors

The Team



Robert Cooper

CEO, DIGIVAULT

15 years relevant security experience within Ministry of Defence and delivering into the financial sector



James Byrne

CTO, DIGIVAULT

20 years relevant technology experience delivering into some of the largest international banks



Chris Raine

COO, DIGIVAULT

15 years relevant technology experience delivering into some of the largest international banks

Platform Development

Digivault gained Cyber Essentials Plus cybersecurity accreditation in July 2019 (a UK Government-backed certification)

Launched Digivault Kelvin (cold custody) product in November 2019 and onboarded clients for storage of Bitcoin and ETH

Helios (warm custody) MVP has launched with clients now able to create instantaneous deposits and withdrawals for BTC and ETH. Helios is seamlessly integrated with Kelvin (cold custody) to give clients total control of their storage needs

Preparations underway for (1) ISO27001 Information Security Management assessment, (2) UK Regulator (FCA) AML Registration, and (3) UK Regulator (FCA) Custody Licenses

Diginex Capital

Introduction to Capital Markets

A Diginex Group Company

> "Diginex Capital provides investment banking services for asset securitizations that leverages blockchain technology for the issuance and distribution of assets*"

- Developing customizable, flexible digital securities that promote greater transferability, transparency, and liquidity options
- Developing issuance program of virtual currency related structured products and traditional exchange listed products
- Protocol agnostic with focus today on Ethereum (ERC 20 and ERC 1400)



Diginex Capital

* In selected markets

Developing innovative financial products that facilitate growth in digital asset investing across the platform

The Team



Neil Sheppard
COO, FINANCIAL SERVICES
NOMURA



Shane Edwards
HEAD OF INVESTMENT PRODUCTS
UBS



Jean El-Khoury
HEAD OF TRADING
NOMURA

Platform Development

Diginex Capital is an authorized representative of a UK regulated entity[1] for Corporate Finance and Securities distribution across 11 markets in Europe

Signed distribution agreements in Japan and Singapore with license holders for Capital Markets Services. License application underway for the same in Dubai

Capital Markets pipeline is predominantly focused on real estate and private equity fund distributions

In late stage development of first listed investment product, due to launch 3Q20, as part of full suite of products catering to different risk and return profiles

1. Starmark Investment Management Limited.

Bletchley Park

ASSET MANAGEMENT

Introduction to Asset Management

A Diginex Group Company

“A regulated institutional-grade asset manager creating investment solutions for the digital asset class”

- Bringing sophisticated due diligence practices from the traditional hedge fund world to this nascent asset class
- Designed to provide an onramp for sophisticated investors seeking alternative sources of alpha and absolute return
- Focused on maximising risk-adjusted returns across an inefficient and volatile asset class
- Leading the institutionalization of underlying digital asset managers with guidance on best practices



Bletchley Park
ASSET MANAGEMENT

BPAM seeks to provide investors a fiduciary shield for investment into the alpha centric opportunities provided by the immense volatility in digital assets

The Team



Thomas Chladek

PORTFOLIO MANAGER



Tim Ridgway

CHIEF OPERATING OFFICER

Platform Development

Bletchley Park Asset Management (formerly Diginex Asset Management) holds Type 4 (Advising on Securities) and Type 9 (Asset Management) licenses from the Securities & Futures Commission in Hong Kong

Diginex SA became a member of ARIF in Switzerland on 12 December 2019

Fund of Funds launched, capital raised, and allocations made. Proof of concept completed to onboard investors and approve investments

Institutional grade governance processes in place: Operational Due Diligence (ODD), Investment Due Diligence (IDD), Risk and Operations Committee, Investment Committee

Global reach with a diverse team of experienced financial services and technology professionals

135

Financial services professionals spanning compliance, securities and crypto exchanges, tech infrastructure, structured products and complex derivatives

15

Years of average experience in investment banking, serving executive positions at firms such at Nomura, Goldman Sachs, UBS and J.P. Morgan, in the leadership team

4

Offices globally: Hong Kong, Singapore, London, and Dubai

Led by seasoned financial services and technology professionals

Executive Management

Name	Title	Previous firm
Miles Pelham	FOUNDER & CHAIRMAN	MIZUHO
Richard Byworth	CHIEF EXECUTIVE OFFICER	NOMURA
Chi-Won Yoon	CHAIRMAN OF ASIA	UBS
Jim Pollock	CHIEF OPERATING OFFICER	Westpac
Paul Ewing	CHIEF FINANCIAL OFFICER	ICAP
Malcolm Wright	CHIEF COMPLIANCE OFFICER	REFINITIV
Stelios Moussis	CHIEF LEGAL OFFICER	Alibaba Group

Operations

- HR — Julia Schielke, HEAD OF HUMAN RESOURCES
- KYC/AML — Ines Sinnassamy, HEAD OF FINANCIAL CRIME COMPLIANCE
- Compliance — Vicky Tan, HEAD OF COMPLIANCE, SINGAPORE
- Marketing — Heather Dale, CHIEF MARKETING OFFICER
- Sales — Sanjeev Jayakumar, VP OF SALES
- Finance — Jackie Jadrosich, FINANCIAL CONTROLLER

DIGINEX


The time for a new exchange is here
DIGINEX